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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 5, 2001
                               (OCTOBER 3, 2001)


                             UNITED STATIONERS INC.
               (Exact name of Registrant as specified in charter)

          DELAWARE                   000-10653              36-3141189
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)

                          UNITED STATIONERS SUPPLY CO.
               (Exact name of Registrant as specified in charter)

          ILLINOIS                     33-59811                36-2431718
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
     of incorporation)                                     identification no.)


              2200 EAST GOLF ROAD
             DES PLAINES, ILLINOIS                           60016-1267
    (Address of Principal Executive Offices)                 (Zip Code)


       Registrants' telephone number, including area code: (847) 699-5000

                             _____________________


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             UNITED STATIONERS INC. AND UNITED STATIONERS SUPPLY CO.




ITEM 5.  OTHER EVENTS

         United Stationers Inc. reported preliminary sales and earnings for the three months ended September 30, 2001. The company also announced that its board of directors has approved a restructuring plan. In addition, Kathleen S. Dvorak has been named senior vice president and chief financial officer, replacing Timothy J. Feeheley.



ITEM 7.  EXHIBITS

Exhibit 99.1

         Press release issued by the Company on October 3, 2001.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  United Stationers Inc.
                                  United Stationers Supply Co.


Dated:  October 5, 2001           By: /s/ KATHLEEN S. DVORAK
                                     -------------------------------
                                      Kathleen S. Dvorak
                                      Senior Vice President and
                                      Chief Financial Officer